Exhibit 99.2
KANSAS CITY SOUTHERN
5 1/8% Cumulative Convertible Perpetual Preferred Stock, Series D
Underwriting Agreement
December 5, 2005

Morgan Stanley & Co. Incorporated
As Representative of the
several Underwriters listed
in Schedule 1 hereto
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Ladies and Gentlemen:
     Kansas City Southern, a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters listed in Schedule I hereto (the “Underwriters”), for whom you are acting as Representative (the “Representative”), an aggregate of $210 million of shares (the “Shares”) of its 5 1/8% Cumulative Convertible Perpetual Preferred Stock, Series D liquidation preference $1,000 per share, which shall have the rights, powers and preferences set forth in the Certificate of Designation (the “Certificate of Designation”) of 5 1/8% Cumulative Convertible Perpetual Preferred Stock, a form of which is attached hereto as Exhibit A. The Shares are convertible into common stock, par value $0.01 per share (“Common Stock”) of the Company (the shares of Common Stock issuable upon conversion of the Shares together with any shares of Common Stock issued as dividend on the Shares, the “Conversion Shares”). The Conversion Shares will have attached thereto rights (the “Rights”). The Rights are to be issued pursuant to a Rights Agreement (the “Rights Agreement”) dated as of September 29, 2005 between the Company and UMB Bank, N.A., as Rights Agent.
     The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:
     1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No.: 333-130112) including a prospectus (the “Basic

Prospectus”), relating to securities to be issued from time to time by the Company. The Company has also filed, or proposes to file, with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Shares (the “Prospectus Supplement”). The registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Prospectus” means the Basic Prospectus as supplemented by the Prospectus Supplement specifically relating to the Shares in the form first used to confirm sales of the Shares and the term “Preliminary Prospectus” means the preliminary Prospectus Supplement specifically relating to the Shares and Rights together with the Basic Prospectus. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.
     At or prior to the time when the sales were first confirmed (the “Time of Sale”), the Company had prepared the following information (collectively with the information referred to in the next succeeding sentence, the “Time of Sale Information”): a Preliminary Prospectus dated December 5, 2005, including all information incorporated by reference therein, and each free-writing prospectus (as defined pursuant to Rule 405 under the Securities Act) listed on Annex B hereto. If, subsequent to the date of this Agreement, the Company and the Underwriters have determined that such information included an untrue statement of material fact or omitted a statement of material fact necessary to make the information therein not misleading and have agreed to provide an opportunity to purchasers to terminate their old contracts and enter into new contracts, then “Time of Sale Information” will refer to the information available to purchasers at the time of entry into the first such new contract.
     2. Purchase of the Shares by the Underwriters. (a) The Company agrees to sell the Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company at a purchase price per Share of 5 1/8% Cumulative Convertible Perpetual Preferred Stock, Series D equal to $970.0 (the “Purchase Price”) the respective number of Shares set forth opposite the name of such Underwriter in Schedule I hereto.
     (b) The Company understands that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.
     (c) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Attorneys-in-Fact (as defined below), or any of them at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, N.Y. 10017 at 10:00 A.M. New York City time on December 9, 2005, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment for the Shares are referred to herein as the “Closing Date”.
     Payment for the Shares to be purchased on the Closing Date shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Shares to be purchased on such date in definitive form registered in such names and in such denominations as the Representative shall request in writing not later than two full business days prior to the Closing Date, with any transfer taxes payable in connection with the sale of the Shares duly paid by the Company. The certificates for the Shares will be made available for inspection and packaging by the Representative at the office of Morgan Stanley & Co. Incorporated set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.
     (d) The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representative nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.
3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:
     (a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative, expressly for use in any Preliminary Prospectus.
     (b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative, expressly for use in such Time of Sale Information. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.
     (c) Free Writing Prospectus. Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares

(each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) a “Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto and other written communications approved in writing in advance by the Representative. Each such Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative, expressly for use in any Free Writing Prospectus.
     (d) Registration Statement and Prospectus. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative, expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.
     (e) Incorporated Documents. The documents incorporated by reference in the Prospectus, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (f) Financial Statements. The historical financial statements and the related notes thereto of the Company and its consolidated subsidiaries (including Grupo Transportación Ferroviara Mexicana, S.A. de C.V. (“Grupo TFM”)) included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement, the Time of Sale Information, except for the combined and consolidated financial statements of Grupo TFM which have been prepared in conformity with International Financial Reporting Standards, and present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Time of Sale Information and the Prospectus. No other pro forma financial statements are required to be included in the Registration Statement, the Time of Sale Information and the Prospectus. The other historical financial and statistical information and data included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus are, in all material respects, fairly presented.
     (g) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except in each case as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.
     (h) Organization and Good Standing. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).
     (i) Subsidiaries. Each subsidiary of the Company has been duly organized, is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has the corporate, limited liability company or limited partnership power and authority, as the case may be, to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the outstanding             shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; the capital stock of the Company conforms to the description thereof contained in the Registration Statement; and all of the issued shares of capital stock, membership interests or partnership interests, as the case may be, of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as otherwise described in the Time of Sale

Information and the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except those that arise under the Credit Agreement dated as of March 30, 2004, as amended through the date hereof, among the Company and the lenders thereto (collectively, the “KCS Credit Facilities”).
     (j) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and perform its obligations thereunder, to issue, sell and deliver the Shares and, upon conversion thereof, to issue and deliver the Conversion Shares, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the authorization, issuance and delivery of the Shares and, upon conversion of the Shares, the issuance and delivery of the Conversion Shares have been duly and validly taken.
     (k) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
     (l) No Preemptive Rights. The Shares, when issued, sold and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable. The Conversion Shares originally issuable upon conversion of the Shares has been duly and validly reserved for issuance, and upon issuance in accordance with the certificate of incorporation of the Company, shall be duly and validly issued, fully paid and nonassessable. Neither the issuance, sale or delivery of the Shares nor, upon the conversion thereof, the issuance or delivery of the Conversion Shares is not subject to any preemptive right of stockholders of the Company arising under law or certificate of incorporation or by-laws of the Company, to any contractual right of first refusal or other right in favor of any person.
     (m) The Rights. The Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; and the Rights have been duly authorized by the Company and validly issued, and the poison pill security has been duly authorized by the Company and validly reserved for issuance and upon the exercise in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and non-assessable.

     (n) No Violation or Default. Except as disclosed in the Time of Sale Information, neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation in any material respect of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (o) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance, sale and delivery of the Shares and, upon conversion thereof, the issuance and delivery of the Conversion Shares (as defined below), and the consummation by the Company of the transactions contemplated hereby will not will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company and its subsidiaries or any agreement or other instrument binding upon the Company and its subsidiaries that are material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company and its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of their obligations under this Agreement, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Shares and the registration of the Shares under the Securities Act.
     (p) Legal Proceedings. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Registration Statement, the Time of Sale Information and the Prospectus and proceedings that could not reasonably be expected to have a Material Adverse Effect, or on the power or ability of the Company to perform their respective obligations under this Agreement or to consummate the transactions contemplated hereby.

     (q) Independent Accountants. KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act. PricewaterhouseCoopers LLP, who have certified certain financial statements of Grupo TFM and its subsidiaries are independent public accountants with respect to Grupo TFM and its subsidiaries as required by the Securities Act.
     (r) Title to Real and Personal Property. The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) arise under the KCS Credit Facilities or (ii) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries and could not reasonably be expected to have a Material Adverse Effect.
     (s) Title to Intellectual Property. The Company and each of its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where the failure to possess such rights could not reasonably be expected to have a Material Adverse Effect, and the conduct of their respective businesses will not conflict with, and, except as described in the Time of Sale Information and the Prospectus, the Company and its subsidiaries have not received any notice of any claim or conflict with, any such rights of others that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole.
     (t) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.
     (u) Investment Company Act. The Company is not and, after giving effect to the consummation of the transactions as described in the

Prospectus, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).
     (v) Taxes. The Company and each of its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have) a Material Adverse Effect.
     (w) Licenses and Permits. The Company and each of its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and, except as disclosed in the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course, except where such revocation, modification or non renewal could not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.
     (x) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, except as would not have a Material Adverse Effect.
     (y) Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, in each case except as described in each Memorandum or where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.
     (z) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries. On the basis of such review, the Company has concluded that, except as described in the Time of Sale Information and the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect
     (aa) Except as otherwise disclosed in the Time of Sale Information and the Prospectus, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and, except as otherwise disclosed in the Time of Sale Information and the Prospectus, there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or each of the Guarantors has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

     (bb) Compliance With ERISA. No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect, each such employee benefit plan is in compliance with applicable law, including ERISA and the Code, except where such noncompliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of its subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.
     (cc) Disclosure Controls. The Company and its subsidiaries maintain an effective system of disclosure controls that is designed to ensure that information required to be disclosed by the Company is recorded, summarized and reported to the Commission, including controls and procedures designed to ensure that such information is accumulated and communication to the Company’s management as appropriate to allow timely decisions regarding required disclosure.
     (dd) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Time of Sale Information and the Prospectus, there are no material weaknesses in the Company’s internal controls.

     (ee) Insurance. The Company and each of its subsidiaries carry, or are covered by, insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance.
     (ff) No Unlawful Payments. Neither the Company nor, to the best knowledge of the Company, any director, officer, agent employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (gg) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.
     (hh) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or, to the best knowledge of the Company, the sale of the Shares to be sold hereunder.
     (ii) Contracts. There are no contracts, documents, pending legal or governmental actions, suits or proceedings of a character that would be required to be described in the Registration Statement, the Time of Sale Information and the Prospectus that are not set forth or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus. All descriptions in the Registration Statement, the Time of Sale Information and the Prospectus of such contracts or documents are accurate in all material respects.

     (jj) No Legal Impediment to Sale. To the knowledge of the Company, no action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the sale of the Shares or suspends the sale of the Share in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the sale of the Shares or the use of the Prospectus in any jurisdiction; no action, suit or proceeding is pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the sale of the Shares or the validity of this Agreement or any action taken or to be taken pursuant hereto.
     (kk) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.
     (ll) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
     (mm) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.
     (nn) Status under the Securities Act. The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act.
     (oo) Certificate of Designations. The Certificate of Designations has been duly authorized and has been or will be on or prior to the Closing Date acknowledged by the Company and filed with the Secretary of State of the State of Delaware. Upon issuance and delivery of the Shares in accordance with this Agreement, the Shares will be convertible at the option of the holder thereof into the Conversion Shares in accordance with the terms of the Certificate of Designations. The Shares and the

Certificate of Designations conform in all material respects to the description thereof contained in the Time of Sale Information and the Prospectus under the heading “Description of KCS [___]% Cumulative Convertible Perpetual Preferred Stock”.
     4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:
     (a) Effectiveness of the Registration Statement. The Company will use commercially reasonable efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request.
     (b) Delivery of Copies. The Company will deliver, at its expense, (i) to the Representative, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Free Writing Prospectus as the Representative may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.
     (c) Amendments or Supplements. Before preparing, using, authorizing, approving, referring to or filing any Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the

Representative and counsel for the Underwriters a copy of the proposed Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Free Writing Prospectus or file any such proposed amendment or supplement to which the Representative reasonably object.
     (d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
     (e) Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph

(c) above, file with the Commission and furnish to the Underwriters, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.
     (f) Blue Sky Compliance. The Company will endeavor to qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Representative shall reasonably request; provided that the Company and its subsidiaries shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they have not so qualified or to file a general consent to service of process in any jurisdiction.
     (g) Earning Statement. The Company will make generally available to its security holders and the Representative as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.
     (h) Clear Market. For a period of 90 days after the date of the initial public offering of the Shares, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representative, other than (x) any shares of Common Stock of the Company issued upon the exercise of options granted under existing employee stock option plans and (ii) the Conversion Shares issuable upon conversion of the Shares. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     (i) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares. The Company will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Shares contemplated hereby.
     (j) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.
     5. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Shares on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:
     (a) Registration Compliance; No Stop Order. The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Securities Act, such post-effective amendment) shall have become effective, and the Representative shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of a Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.
     (b) Representations and Warranties. The respective representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.
     (c) No Downgrade. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries, any of the Company’s or its subsidiaries’ securities or in the rating outlook for the Company or any of its subsidiaries.
     (d) No Material Adverse Change. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto pursuant to termination of old contracts and entry into new contracts by prospective purchasers) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.
     (e) Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate in form and substance reasonably satisfactory to the Representative, of an executive officer of the Company (A) confirming that such officer has carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officers, the representation of the Company set forth in Section 3(b) hereof is true and correct, (B) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (C) to the effect set forth in paragraphs (a), (c) and (d) above with respect to the Company and its subsidiaries.
     (f) KPMG Comfort Letters. On the date of this Agreement and on the Closing Date KPMG LLP, independent public accountants, with respect to the Company and its subsidiaries, shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus; provided, that each letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to such Closing Date.

     (g) PWC Comfort Letters. On the date of this Agreement and on the Closing Date PricewaterhouseCoopers LLP, independent public accountants, with respect to the Company and its subsidiaries and Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus; provided, that each letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to such Closing Date.
     (h) Opinion of Counsel for the Company. Sonnenschein Nath & Rosenthal LLP, outside United States counsel for the Company, and White & Case LLP, outside Mexican counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinions, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex A-1 and A-2 hereto.
     (i) Opinion of Counsel for the Underwriters. The Representative shall have received on and as of the Closing Date opinions of Davis Polk & Wardwell, U.S. counsel for the Underwriters, and Ritch Mueller, S.C., Mexican counsel for the Underwriters, with respect to such matters as the Representative may reasonably request, and each such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
     (j) No Legal Impediment to Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date prevent the sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date prevent the sale of the Shares.
     (k) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.
     (l) Additional Documents. On or prior to the Closing Date the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.
     (m) Agreement between the Company and Morgan Stanley. All the conditions under the Agreement between the Company and Morgan Stanley dated December 4, 2005 pursuant to which the Company has agreed to purchase from Morgan Stanley shares of Common Stock shall have been complied with.
     (n) Certificate of Designations. Prior to the Closing Date, the Certificate of Designations will be duly executed and acknowledged by the Company and filed with the Secretary of State of the State of Delaware and will become effective in accordance with the provisions of the General Corporation Law of the State of Delaware
     (o) Listing. The Conversion Shares shall have been approved for listing, subject to notice of issuance, on the New York Stock Exchange.
     (p) NASD approvals. All approvals required from the NASD shall have been obtained.
     (q) Concurrent offering by Grupo TMM, S.A. The offering contemplated hereby is contingent upon the concurrent offering by Grupo TMM of the Company’s Common Stock. All the conditions necessary for closing of such concurrent offering by Grupo TMM shall have been satisfied on or prior to the Closing Date.
     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
     6. Indemnification and Contribution.
     (a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto), any Free Writing Prospectus or any Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.
     (b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto), any Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter:[ to come].
     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 8, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 8 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 8. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 8 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified

Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
     (d) Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (e) Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to their respective purchase obligations hereunder and not joint.
     (f) Non-Exclusive Remedies. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
     7. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     8. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

     9. Defaulting Underwriter. (a) If, on the Closing Date any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 11, purchases Shares that a defaulting Underwriter agreed but failed to purchase.
     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.
     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 12 hereof and except that the provisions of Section 8 hereof shall not terminate and shall remain in effect.
     (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.
     10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc (“NASD”).
     (b) If (i) this Agreement is terminated pursuant to Section 10, (ii) the Company for any reason fail to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.
     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 8 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of

Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.
     12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.
     13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.
     14. Miscellaneous. (a) Authority of the Representative. Any action by the Underwriters hereunder may be taken by Morgan Stanley & Co. Incorporated on behalf of the Underwriters, and any such action taken by Morgan Stanley & Co. Incorporated shall be binding upon the Underwriters.
     (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036; Attention: Equity Syndicate Desk. Notices to the Company shall be given to it at Kansas City Southern, 427 West 12th Street, Kansas City, Missouri, 64105 (Fax: 816-983-1297); Attention: Ronald G. Russ.
     (c) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
     (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, KANSAS CITY SOUTHERN
By:
	Name:	Ronald G. Russ
	Title:	Executive Vice President and Chief Financial Officer

Accepted:                     , 2005
MORGAN STANLEY & CO. INCORPORATED
Acting severally on behalf
of themselves and the
several Underwriters listed
in Schedule 1 hereto.
By: MORGAN STANLEY& CO. INCORPORATED

By:
Name:
Title:

Schedule I

Underwriter	Number of Shares
Morgan Stanley & Co. Incorporated

Total
Schedule I -1

Annex A-1
[Form of Opinion of Counsel for the Company]
     (a) The Registration Statement became effective automatically under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering is pending or, to the best knowledge of such counsel, threatened by the Commission.
     (b) The Registration Statement, the Basic Prospectus, the Preliminary Prospectus and each Free Writing Prospectus included in the Time of Sale Information and the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.
     (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus.
     (d) Each domestic subsidiary of the Company has been duly organized, is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has the corporate, limited liability company or limited partnership power and authority, as the case may be, to own its property and to conduct its business as described in the Prospectus.
     (e) The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances thereof, if any, contemplated under the, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the Time of Sale Information and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the Time of Sale Information and the Prospectus).
 Annex A-1

     (f) All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. The common stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Basic Prospectus.
     (g) The Shares have been duly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued against payment of the consideration therefor, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive or other similar rights of any security holder of the Company. No holder of the Shares is or will be subject to personal liability under the certificate of incorporation or by-laws or Certificate of Designations by reason of being such a holder. The form of certificate used to evidence the Shares is in due and proper form and complies with the applicable statutory requirements and with any applicable requirements of the certificate of incorporation or by-laws of the Company or Certificate of Designations.
     (h) The Certificate of Designations has been duly authorized and acknowledged by the Company and filed with the Secretary of State of the State of Delaware and has become effective in accordance with the provisions of the General Corporation Law of the State of Delaware. Upon issuance and delivery of the Shares in accordance with this Agreement, the Shares will be convertible at the option of the holder thereof into the Conversion Shares in accordance with the terms of the Certificate of Designations.
     (i) The Shares and the Conversion Shares being sold pursuant to this Agreement conform in all material respects to the statements relating thereto in the Registration Statement, the Time of Sale Information and the Prospectus, and such descriptions conform to the rights set forth in the instruments defining the Shares and the Conversion Shares.
     (j) The Conversion Shares have been duly authorized and reserved for issuance by the Company upon conversion of the Shares. The Conversion Shares, when issued upon such conversion, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive or other similar rights of any security holder of the Company. No holder of the Conversion Shares is or will be subject to personal liability under the certificate of incorporation or by-laws or Certificate of Designations by reason of being such a holder.
Annex A-2

     (k) The Company has full right, power and authority to execute and deliver the Underwriting Agreement and the Certificate of Designations and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Underwriting Agreement and the Certificate of Designations and the consummation by the Company of the transactions contemplated thereby have been duly and validly taken.
     (l) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.
     (m) Neither the Company nor any of its domestic subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) to our knowledge, in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority known to us to be applicable to the Company or its domestic subsidiaries, except in the case of clauses (ii) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (n) The execution, delivery and performance by the Company of the Underwriting Agreement, the execution, acknowledgement and filing of the Certificate of Designations and the consummation of the transactions contemplated by the Underwriting Agreement and compliance by the Company with its obligations thereunder will not (a) result in any violation of the provisions of the charter or by-laws of the Company, (b) violate any statute, rule or regulation of the United States, the State of New York or the General Corporation Law of the State of Delaware, (c) to the knowledge of such counsel, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its domestic subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its domestic subsidiaries is bound or to which any of the Company and its domestic subsidiaries is subject, except for breaches, violations, defaults, liens, charges or encumbrances which would not have a Material Adverse Effect, or (d) to the knowledge of such counsel, violate any judgment, order, or decree of any court or arbitrator or governmental agency or body
Annex A-3

having jurisdiction over the Company or any of its domestic subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statue, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company of the Underwriting Agreement, or the execution, acknowledgement and filing of the Certificate of Designations and the consummation of the transactions contemplated by the Underwriting Agreement and compliance by the Company with its obligations thereunder, except for such consents, approvals, authorizations, filings, registrations or qualifications which have been obtained or made prior to the Closing Date.
     (o) After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its domestic subsidiaries is a party or to which any of the properties of the Company or any of its domestic subsidiaries is subject that would be required to be disclosed in the Registration Statement, the Time of Sale Information or the Prospectus but are not so disclosed, other than proceedings fairly summarized in all material respects in the Registration Statement, the Time of Sale Information and the Prospectus.
     (p) The statements in the Prospectus under the caption “Certain United States Federal Income and Estate Tax Considerations”, insofar as such statements constitute a summary of the United States federal income tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.
     (q) The statements in the Registration Statement, Time of Sale Information and the Prospectus under the headings “Description of KCS Common Stock,” “Description of KCS [___]% Cumulative Convertible Perpetual Preferred Stock,” “Plan of Distribution,” and Part II, Item 15 of the Registration Statement, and the statements under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Other — Environmental Matters,” “— Litigation,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments,” “Business — Rail Network” and “Part I, Item 3 “Legal Proceedings” (as supplemented by Part II, Item 1 “Legal Proceedings” the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2005) in the Company’s annual report on Form 10-K for the year ended December 31, 2004 incorporated by reference in the Prospectus, to the extent that they constitute summaries of matters of law or regulation or legal conclusions or of the Company’s certificate of incorporation and by-laws, have been reviewed by such counsel and fairly summarize the matters described
Annex A-4

therein in all material respects, all descriptions in the Time of Sale Information and the Prospectus of statutes and material contracts and other documents are accurate in all material respects and such counsel does not have actual knowledge of any contracts, documents, current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Prospectus which are not described as so required.
     (r) The Company is not and, after giving effect to the offering and sale of the Shares as described in the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act.
     (s) The documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.
     (t) The Rights Agreement has been duly authorized, executed and delivered by the Company; the Rights have been duly authorized by the Company, are validly issued, and the poison pill security has been duly authorized by the Company and validly reserved for issuance upon the exercise of the Rights and, when issued upon such exercise in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and non-assessable.
     Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement, the Time of Sale Information and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Time of Sale Information, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date (including the information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Time of Sale Information, at the time
Annex A-5

when sales were first confirmed (which such counsel may assume to be the date of the Underwriting Agreement) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial data contained therein, as to which such counsel need express no belief).
     In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters.
     The opinion described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.
ANNEX A-2
[Form of Opinion of Mexican Counsel for the Company]
The following opinions will be given by Mexico counsel to the Company:
(1)	Each Mexican Subsidiary of the Company has been duly organized, validly exists as a corporation (sociedad anónima de capital variable) under the laws of Mexico, has the corporate, power and authority to own its property and to conduct its business as described in the Prospectus.

(2)	None of the Company’s Mexican Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) to our knowledge, in default and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) to our knowledge, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority known to us to be applicable to any of the Company’s Mexican subsidiaries, except in the case of clauses (ii) and (iii) above for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
Annex A-6

(3)	The execution, delivery and performance by the Company of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement and compliance by the Company with its obligations thereunder (i) will not to our knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company’s Mexican Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Company’s Mexican Subsidiaries is a party or by which any Mexican Subsidiary is bound or to which any of the Company’s Mexican Subsidiaries is subject, except for breaches, violations, defaults, liens, charges or encumbrances which would not have a Material Adverse Effect, or (ii) to our knowledge, violate any judgment, order, or decree of any court or arbitrator or governmental agency or body having jurisdiction over any of the Company’s Mexican subsidiaries or any of their properties or assets.

(4)	[After due inquiry, we do not know of any legal or governmental proceedings pending or threatened against to which the any of the Company’s Mexican Subsidiaries is a party or to which any of the properties of any of the Company’s Mexican Subsidiaries is subject that would be required to be disclosed in the Registration Statement, the Time of Sale Information or the Prospectus insofar as such constitute matters of Mexican law, [other than proceedings fairly summarized in all material respects in the Registration Statement, the Time of Sale Information and the Prospectus].
     In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters.
     The opinion described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.
Annex A-7

Annex B
Time of Sale Information
     [list each free writing prospectus to be included in the Time of Sale Information]1

[1]	Parties have generally agreed not to use any free writing prospectus except, if necessary, in connection with the Time of Sale Information.
Annex A-8

Exhibit A
[Form of Certificate of Designations to be attached]
Annex A-9